THE COMMERCE FUNDS

The Growth Fund

The Value Fund

The MidCap Growth Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

Supplement dated December 1, 2017 to the

Statement of Additional Information dated March 1, 2017 (the “SAI”)

At an in-person meeting of the Board of Trustees (the “Board”) of The Commerce Funds (the “Trust”) held on August 15, 2017, the Board appointed Scott D. Monette and Erika Z. Schenk as Trustees of the Board, effective August 15, 2017. At the same meeting, the Board appointed Laura Spidle as the Chief Compliance Officer of the Trust, effective August 28, 2017. Ms. Spidle replaced William Schuetter who was acting as the Trust’s interim Chief Compliance Officer following the resignation of Angela Dew, the Trust’s former Chief Compliance Officer.

The following paragraph is hereby added after the first paragraph under the subheading “Independent Trustees” on page 111 of the SAI:

Scott D. Monette. Mr. Monette is the Chief Executive Officer of Big Heart Wines LLC, a position he has held since 2013. He was previously the Chief Financial Officer of Ralcorp Holdings, Inc. from 2011 to 2013, and Corporate Vice President, Treasurer and Corporate Development Officer at Ralcorp from 2001 to 2011. Mr. Monette has served on the board of Spartan Light Metal Products, Inc. since 2014 and is a Certified Public Accountant. He has served as an Independent Trustee of the Trust since August 2017.

The following paragraph is hereby added after the second paragraph under the subheading “Independent Trustees” on page 111 of the SAI:

Erika Z. Schenk. Ms. Schenk is the General Counsel and Vice President of Compliance at World Wide Technology, Inc., a position she has held since 2014. Before joining World Wide Technology, Ms. Schenk was Senior Counsel at The Boeing Company from 2011 to 2014. She has held numerous leadership positions during her more than 20 years practicing law, including serving as a partner at Bryan Cave LLP where she also was a co-leader of the Commercial Practice Team from 2005 until 2010, and then sole leader of that team until 2011. Ms. Schenk has served as an Independent Trustee of the Trust since August 2017.

The following entries and corresponding footnote for Scott D. Monette and Erika Schenk are hereby added to the table entitled “INDEPENDENT TRUSTEES” on page 112 of the SAI:

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years[2]

INDEPENDENT TRUSTEES

***Scott D. Monette c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 55	Trustee	Since August 2017	Chief Executive Officer, Big Heart Wines LLC, since 2013; Director, Spartan Light Metal Products, Inc., since 2014; Chief Financial Officer, from 2011 to 2013, Corporate Vice President, Treasurer and Corporate Development Officer, from 2001 to 2011, Ralcorp Holdings, Inc.	8	None

Erika Z. Schenk c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 Age: 45	Trustee	Since August 2017	General Counsel and Vice President of Compliance, World Wide Technology, Inc., since 2014; Senior Counsel, The Boeing Company, from 2011 to 2014.	8	None

1 The “Fund Complex” consists of the Trust.

2 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

*** Mr. Monette has obtained a $1.5 million line of credit from Commerce Bank, N.A. (“Commerce Bank”), a subsidiary of the Adviser’s parent company, Commerce Bancshares, Inc. (“Commerce Bancshares”), for purposes of his business. The line of credit is secured by assets in a trust owned by Mr. Monette’s wife. The largest amount of the loan outstanding during the two most recently completed calendar years was $225,704, and the amount outstanding as of December 31, 2016 was $199,800. The line of credit and its terms, including the rate of interest, were negotiated at arms’ length and are consistent with the terms and pricing of other similar lines of credit extended by Commerce Bank, and Mr. Monette was not provided with any preferential terms. For this reason, Mr. Monette is not considered to have a material business or professional relationship with the Adviser or its affiliates.

The second entry in the table entitled “OFFICERS” on page 113 of the SAI is hereby deleted and replaced with the following:

Name, Address and Age	Position(s) Held With The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Laura C. Spidle Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 Age: 48	Secretary, Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Since August 2017	Compliance Manager, American Century Investments, 2004-2017.

The sixth entry in the table entitled “OFFICERS” on page 114 of the SAI is hereby deleted and replaced with the following:

Name, Address and Age	Position(s) Held With The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Joseph McClain Goldman Sachs & Co. LLC 200 West Street New York, NY 10282 Age: 33	Assistant Secretary	Since November 2017	Vice President and Assistant General Counsel, Goldman Sachs Asset Management, since February 2016; Associate, Dechert LLP, April 2012 to January 2016.

The first sentence of the first paragraph under the heading “Leadership Structure” on page 114 of the SAI is hereby amended and restated as follows:

The Board is currently composed of six Trustees, five of whom are Independent Trustees and one of whom is an Interested Trustee.

The first sentence of the fourth paragraph under the heading “Leadership Structure” on page 115 of the SAI is hereby amended and restated as follows:

The Trustees believe that having a super-majority of Independent Trustees (83%) is appropriate and in the best interest of shareholders.

The final two sentences of the fifth paragraph beneath the heading “Risk Oversight” on page 116 of the SAI are hereby amended and restated as follows:

Messrs. Fortner, Giuca and Lui hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Schuetter and Bolin and Ms. Spidle also serve as Chief Operating Officer and Senior Vice President; Vice President and Business Manager; and Vice President and Chief Compliance Officer, respectively, of the Adviser.

This Supplement should be retained with the SAI for future reference.